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                                                                    Exhibit 10.1

                                   [UTEK LOGO]

                                UTEK CORPORATION
                            202 South Wheeler Street
                              Plant City, FL 33563

                             SUBSCRIPTION AGREEMENT
                                 (Common Stock)

      1. GENERAL. This Subscription Agreement sets forth the terms under which ________ (the "Investor") will acquire ________ (________) shares of common stock, $.01 par value per share ("Common Stock"), of UTEK Corporation, a Delaware corporation (the "Company"), for an aggregate purchase price of _________ Dollars ($________).

            The Common Stock is being offered to the Investor pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933. Execution of this Subscription Agreement by the Investor shall constitute an offer by the Investor to subscribe for the Common Stock on the terms and conditions specified herein.

      2. ACCEPTANCE OF SUBSCRIPTION AGREEMENT. The Company reserves the right to reject the subscription offer, or, by executing a copy of this Subscription Agreement, to accept such offer.

      3. SUBSCRIPTION AMOUNT AND PAYMENTS. The undersigned Investor hereby irrevocably subscribes for _________ (______) shares of Common Stock for a total purchase price of __________Dollars ($_________) and tenders to the Company the Investor's check payable to the order of the Company in the amount of ___________ Dollars ($_________) in payment of the purchase price.

      4. INVESTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS. The Investor represents, warrants and covenants to the Company as follows:

            a. He acknowledges that he has been furnished with a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Annual Report"); that all documents, records and books pertaining to the Company and this investment were made available to him and his representatives for review; that he has had the opportunity to ask questions of, and has received satisfactory answers from, the officers and directors of the Company concerning the Company and the Common Stock; and that he has had the opportunity to obtain such other information as he deems necessary or appropriate as a prudent and knowledgeable investor in evaluating his investment in the Common Stock.


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            b. He acknowledges that neither the Annual Report or the terms of this transaction have been reviewed or evaluated by the United States Securities and Exchange Commission or by any state securities commissions.

            c. He has adequate means of providing for his current and future needs and possible personal contingencies, and has no need for liquidity of his investment in the Common Stock.

            d. He can bear the economic risk of losing his entire investment in the Common Stock.

            e. He is acquiring the Common Stock for his own account, for investment only and not with a view toward the resale, fractionalization, division or distribution thereof and he has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, division or fractionalization thereof. In recognition of this investment representation, Investor agrees that he shall not otherwise sell or dispose of his Common Stock for a minimum period of at least twelve (12) months.

            f. He does not have an overall commitment to investments which are not readily marketable, including the Common Stock and other similar investments, disproportionate to his net worth or gross income.

            g. HE UNDERSTANDS THAT THE COMMON STOCK IS A SPECULATIVE INVESTMENT WHICH INVOLVES A HIGH DEGREE OF RISK OF LOSS BY HIM OF HIS ENTIRE INVESTMENT.

            h. He understands all aspects of and risks associated with this investment or has consulted with his own financial adviser who has advised him thereof and he has no further questions with respect thereto.

            i. He understands that the Common Stock has not been registered under the Securities Act of 1933 (the "Securities Act") or under any state securities laws and will constitute "restricted securities" as defined in Rule 144 adopted by the Securities and Exchange Commission under the Securities Act ("Rule 144").

            j. He understands that the Common Stock has not been registered under the Securities Act or under any state securities laws on the grounds that the issuance and sale of the Common Stock to the Investor is exempt as not involving a public offering. He further acknowledges his understanding that the Company's reliance on such exemption is, in part, based upon the representations, warranties and covenants of the Investor set forth herein. He agrees to provide such additional information and assistance as may be necessary to comply with all applicable Federal and state securities registration requirements or exemptions thereto for the issuance of the Common Stock, or otherwise as may be reasonably necessary for compliance with any and all laws and ordinances to which the Company is subject. He understands and agrees that any certificate evidencing


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the shares of Common Stock shall be stamped or otherwise imprinted with one or more restrictive transfer legends.

            k. He is knowledgeable and experienced in financial and business matters. He and/or his financial or business advisers, if any, are capable of evaluating the merits and risks of an investment in the Common Stock.

            l. All information which he has provided to the Company concerning his financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Company, he will immediately provide the Company with such information.

            m. He is purchasing the Common Stock without relying on the statements of any person associated with the Company or the offering which are inconsistent with those set forth in the Annual Report.

            n. He is at least twenty-one (21) years of age.

            o. This Subscription Agreement shall be binding upon the heirs, estate, legal representatives, successors and assigns of the undersigned.

            p. The undersigned certifies as follows::

      State in which his primary residence is located:      ____________________

      State(s) in which he files income tax returns:        ____________________

      States in which he holds a valid driver's license:    ____________________

      State in which he is registered to vote:              ____________________

            q. He is an "accredited investor" as defined in Rule 144 by virtue of the following (check all that are applicable):

                  A. [ ] His individual net worth or joint net worth with his spouse as of the date hereof is in excess of $1,000,000.

                  B. [ ] He had an individual income in excess of $200,000 in each of the two most recent years or joint income with his spouse in excess of $300,000 in each of those years and has reasonable expectation of reaching the same income level in the current year.

            r. He acknowledges that GunnAllen Financial will be paid a commission on the sale of the Common Stock equal to 5% of the purchase price.


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      5. COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants as follows:

            (a) It is duly organized, validly existing and in good standing under the laws of Delaware;

            (b) It has all requisite power and authority to sell the Common
Stock;

            (c) The sale of the Common Stock will not result in any violation of or conflict with any term of its charter or By-Laws or any other organizational document or instrument by which it is bound or any law or regulation applicable to it; and

            (d) The sale of the Common Stock has been duly authorized by all necessary action on its behalf.

      6. RESPONSIBILITY AND INDEMNIFICATION. The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and he hereby agrees to indemnify and hold harmless the Company, its officers, directors, shareholders and employees, and any of their affiliates and their officers, directors, shareholders and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the Investor, any breach of any of his warranties, or his failure to fulfill any of his covenants or agreements under this Subscription Agreement.

      7. SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. The representations, warranties, covenants and agreements contained herein shall survive the delivery of, and the payment for, the Common Stock.

      8. NOTICES. Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed to, in the case of the Company, 202 South Wheeler Street, Plant City FL 33563, and in the case of the Investor, to the address set forth in this Subscription Agreement or otherwise appearing on the books of the Company or to such other address as may be designated by it in writing.

      9. MISCELLANEOUS. This Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, both substantive and remedial. Any suit brought to enforce or construe any provision of this Agreement shall be brought in the appropriate court located in Hillsborough County, Florida. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Subscription Agreement. This Subscription Agreement shall be enforceable in accordance with its terms and be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, executors and administrators, but this Subscription Agreement and


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the respective rights and obligations of the parties hereunder shall not be assignable by any party hereto without the prior written consent of the other. This Subscription Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof; supersedes all prior negotiations, letters and understandings relating to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the party against whom enforcement of any such amendment, supplement or modification is sought. In the event of any litigation between the parties to this Subscription Agreement relating to, or arising out of, this Subscription Agreement, the prevailing party shall be entitled to an award of reasonable attorney's fees and costs, whether incurred before, during or after trial or at the appellate level. The failure or finding of invalidity of any provision of this Subscription Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver by any party of any breach of any provision of this Subscription Agreement shall not be construed to be a waiver by such party of any subsequent breach of any other provision.

      10. MAILING ADDRESS FOR STOCK CERTIFICATE. The certificate for the shares of Common Stock should be mailed to the Investor at the following address:

Number and Street: ________________________ City: _______________________
State: _______________ Zip Code: __________


      IN WITNESS WHEREOF, THE UNDERSIGNED REPRESENTS AND WARRANTS THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EACH OF THE REPRESENTATIONS, AGREEMENTS OR UNDERSTANDINGS SET FORTH HEREIN APPLIES TO HIM.

Date:_________________________________

SIGNATURE OF INVESTOR:


______________________________________
Name:


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                             ACCEPTANCE OR REJECTION
                                 OF SUBSCRIPTION

[ ]         ACCEPTANCE OF SUBSCRIPTION:

            The subscription for Common Stock of UTEK Corporation stated above is hereby accepted in its entirety as of the date printed below.

[ ]         REJECTION OF SUBSCRIPTION:

            The subscription for Common Stock of UTEK Corporation stated above is hereby rejected in its entirety.

                                    UTEK CORPORATION


Date: _______________________       By: ________________________________


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